UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number 811-22145

Federal Life Trust
(Exact name of registrant as specified in charter)

3750 West Deerfield Road Riverwoods, Illinois 60015
(Address of principal executive offices)

William S. Austin President and Chief Operating Officer Federal Life Insurance Company (Mutual) 3750 West Deerfield Road Riverwoods, Illinois 60015
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 233-3750

Date of fiscal year end: December 31

Date of reporting period: September 30, 2010

Item 1.  Schedule of Investments

Federal Life Equity Portfolio
Individual Series Schedule of Investments
September 30, 2010
(Unaudited)

	Number of Shares	Equity Portfolio
Investment Companies / ETFs — 97.3%
Emerging Market - Equity — 8.2%
Vanguard Emerging Markets Stock ETF	5,200	$236,080

Growth — 14.6%
Vanguard Growth ETF	7,600	417,810

Growth & Income — 7.9%
iShares Dow Jones Select Dividend Index	4,800	224,832

Growth & Value — 39.9%
iShares S&P MidCap 400 Index	4,100	328,328
iShares S&P SmallCap 600 Index	4,500	265,905
SPDR Trust Series 1	4,800	547,776
		1,142,009
Region Fund - Asian Pacific Ex Japan — 5.5%
Vanguard Pacific Stock ETF	2,900	156,165

Region Fund - European — 6.8%
Vanguard European ETF	4,000	194,880

Sector Fund - Energy — 1.7%
iShares S&P North American Natural Resources Sector Index	1,400	48,636

Sector Fund - Real Estate — 3.3%
Vanguard REIT Index ETF	1,800	93,744

Value - Large Cap — 9.4%
Vanguard Value ETF	5,500	267,850

Total Investment Companies / ETFs
(Cost $2,472,725) — 97.3%		2,782,006

Money Market Fund — 3.6%
Federated Prime Obligations, Institutional Class	103,519	103,519

Total Investments
(Cost $2,576,244) — 100.9%		2,885,525

Liabilities less other assets — (0.9)%		(24,917)
Total Net Assets — 100.0%		$2,860,608

ETF — Exchange Traded Fund
REIT — Real Estate Investment Trusts

See accompanying Notes to Schedule of Investments.

Federal Life Fixed Income Portfolio
Individual Series Schedule of Investments
September 30, 2010
(Unaudited)

	Number of Shares	Fixed Income Portfolio
Investment Companies / ETFs — 96.6%
Asset Backed Securities — 16.1%
iShares Barclays MBS Bond	1,600	$174,608

Corporate/Preferred-High Yield — 7.7%
iShares iBoxx $ High Yield Corporate Bond	925	82,963

Corporate/Preferred-Investment Grade — 27.2%
iShares Barclays 1-3 Year Credit Bond	480	50,419
iShares iBoxx Investment Grade Corporate Bond	2,150	243,144
		293,563
Government/Agency — 29.2%
iShares Barclays TIPS Bond	700	76,321
Vanguard Total Bond Market ETF	2,900	239,714
		316,035
Government/Agency - Intermediate Term — 11.4%
iShares Barclays 1-3 Year Treasury Bond	550	46,403
iShares Barclays 3-7 Year Treasury Bond	440	52,026
iShares Barclays 7-10 Year Treasury Bond	250	24,752
		123,181
Government/Agency - Intermediate/Long Term — 5.0%
iShares Barclays 10-20 Year Treasury Bond	225	27,490
iShares Barclays 20+ Year Treasury Bond	250	26,378
		53,868
Total Investment Companies / ETFs
(Cost $994,630) — 96.6%		1,044,218

Money Market Fund — 4.0%
Federated Prime Obligations, Institutional Class	42,933	42,933

Total Investments
(Cost $1,037,563) — 100.6%		1,087,151

Liabilities less other assets — (0.6)%		(5,952)
Total Net Assets — 100.0%		$1,081,199

ETF — Exchange Traded Fund

See accompanying Notes to Schedule of Investments.

Federal Life Trust
Notes to Individual Series Schedules of Investments
September 30, 2010
(Unaudited)

Note 1 - Industry Operations

The Federal Life Trust (the “Trust”) was organized on November 16, 2007 as a statutory trust under the laws of the State of Delaware and is registered under the Investment Company Act of 1940. The Trust is an open-end, series management investment company with two Portfolios, the Federal Life Equity Portfolio and the Federal Life Fixed Income Portfolio (each a “Portfolio” and collectively the “Portfolios”). The Portfolios are investment vehicles for individual variable deferred annuity contracts issued by Federal Life Variable Annuity Account-A, a separate account. Shares of the Portfolios are offered only to Federal Life Insurance Company (Mutual) and the separate account to fund the benefits of individual variable deferred annuity contracts. Shares are not offered to the general public.

The Federal Life Equity Portfolio seeks to provide investors with capital appreciation. The Portfolio is a “fund-of-funds” and seeks to achieve its investment objective by investing primarily in a portfolio of securities of exchange-traded funds (each an “ETF” or “Underlying ETF” and collectively, “ETFs” or “Underlying ETFs”).

The Federal Life Fixed Income Portfolio seeks to provide investors with current income and preservation of capital. The Portfolio is a “fund-of-funds” and seeks to achieve its investment objective by investing primarily in a portfolio of securities of ETFs.

Note 2 - Summary of Significant Accounting Policies

Valuation of Investments

Investments in securities traded on a national securities exchange, including ETFs, are valued at the last reported sale price on the principal exchange or in the principal over the counter (OTC) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (NOCP). Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type. All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one portfolio are allocated in proportion to the net assets of each portfolio except where allocation of direct expenses to each portfolio or an alternative allocation method can be more appropriately made.

Income Taxes

The Trust’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), that are applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore no federal or state income tax provision is required.

Note 2 - Summary of Significant Accounting Policies (Continued)

Income Taxes (Continued)

The Trust’s adoption of the Income Tax Topic regarding uncertain tax positions of GAAPUSA on January 1, 2009 had no effect on its financial position as management believes the Trust has no material unrecognized income tax benefits. The Trust would account for any potential interest or penalties related to possible future liabilities for unrecognized income tax benefits as income tax expense. Prior to adoption of the Income Tax Topic, the Trust accounted for tax positions under a contingent loss model, requiring recognition of a tax liability when it was both (1) probable that it had been incurred as of year-end and (2) the amount could be reasonably estimated.

Distributions to Shareholders

The Portfolios declare and pay dividends annually from net investment income and from net realized gains, if any. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Note 3 - Federal Income Taxes

The Trust intends to qualify for tax treatment applicable to regulated investment companies under the Code and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for federal income or excise taxes.

The character of distributions made during the year from net investment loss or net realized gain may differ from character for federal income tax purposes due to differences in the recognition of income expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between capital accounts are made for such differences that are permanent in nature.

As of September 30, 2010, the cost of securities, on a tax basis and gross unrealized appreciation (depreciation) on investments for federal income tax purposes were as follows:

	Equity Portfolio	Fixed Income Portfolio

Cost of Investments	$2,576,244	$1,037,563

Gross Unrealized Appreciation	310,109	49,588
Gross Unrealized Depreciation	(828)	-

Net Unrealized Appreciation on Investments	$309,281	$49,588

Note 4 - Fair Value Measurements

GAAPUSA defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants as of the measurement date. GAAPUSA describes three approaches to measuring the fair value of assets and liabilities: the market approach, the income approach and the cost approach. Each approach includes multiple valuation techniques. The standard does not prescribe which valuation technique should be used when measuring fair value, but does establish a fair value hierarchy that prioritizes the inputs used in applying the various techniques. Inputs broadly refer to the assumptions that market participants use to make pricing decisions, including assumptions about risk. Level 1 inputs are given the highest priority in the hierarchy while Level 3 inputs are given the lowest priority. Assets and liabilities carried at fair value are classified in one of the

Note 4 - Fair Value Measurements (Continued)

following three categories based on the nature of the inputs to the valuation technique used:

• Level 1 - Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets as of the reporting date. Active markets are those in which transactions for the asset or liability occur in sufficient frequency and volume to provide pricing information on an ongoing basis.
• Level 2 - Observable market-based inputs or unobservable inputs that are corroborated by market data.
• Level 3 - Unobservable inputs that are not corroborated by market data. These inputs reflect management’s best estimate of fair value using its own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following tables set forth by level within the fair value hierarchy the company’s assets and liabilities that were accounted for at fair value on a recurring basis as of September 30, 2010. As required by GAAPUSA, assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. The Trust’s assessment of the significance of a particular input to the fair value measurement requires judgment, and may affect their placement within the fair value hierarchy.

		Recurring Fair Value Measurement at Reporting Date
Description	Fair Value as of September 30, 2010	Quoted Prices in Active Markets for Identical Assets ( Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Equity Portfolio
Assets
Investment Companies, ETFs	$2,782,006	$2,782,006	$-	$-
Money Market Fund	103,519	103,519	-	-

Fixed Income Portfolio
Assets
Investment Companies, ETFs	1.044,218	1.044,218	-	-
Money Market Fund	42,933	42,933	-	-
	$3,972,676	$3,972,676	$-	$-

All Investment Companies/ETFs held in the Portfolios are Level 1 securities. For a detailed breakout of the Investment Companies/ETFs by investment objective, please refer to Individual Series Schedule of Investments.

Note 5 – Indemnifications

In the normal course of business, the Portfolios enter into contracts that contain a variety of representations, which provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios expect the risk of loss to be remote.

Item 2.  Controls and Procedures

a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

b)
There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.  Exhibits

Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) of the 1940 Act, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Federal Life Trust

By: /s/ William S. Austin
William S. Austin
President and Trustee
November 18, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ William S. Austin
William S. Austin
President and Trustee
November 18, 2010

By: /s/ Fred T. Barth
Fred T. Barth
Treasurer
November 18, 2010